INVESTORS RESEARCH FUND, INC.
                          Supplement to the Prospectus
                               Dated March 1, 1999

                        Supplement dated December 7, 1999

EFFECTIVE DECEMBER 7, 1999, THE FOLLOWING SUPPLEMENTS THE SECTION "DISTRIBUTOR AND PRINCIPAL UNDERWRITER" ON PAGE 12 OF THE Prospectus:


DISTRIBUTOR AND PRINCIPAL UNDERWRITER

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018, will replace ND Capital, Inc. as the Fund's Distributor.
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                          INVESTORS RESEARCH FUND, INC.
              Supplement to the Statement of Additional Information
                               Dated March 1, 1999

                        Supplement dated December 7, 1999

EFFECTIVE DECEMBER 7, 1999, THE FOLLOWING SUPPLEMENTS THE SECTION "INVESTMENT ADVISORY AND OTHER SERVICES" ON PAGE 36 AND "DISTRIBUTION OF FUND SHARES" ON PAGE 39 OF THE STATEMENT OF ADDITIONAL INFORMATION:

DISTRIBUTOR. First Fund Distributors, Inc. 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018 is replacing ND Capital, Inc. as the Fund's Distributor. The Distributor is an affiliate of Investment Company Administration, L.L.C., the Fund's Administrator.

ADMINISTRATOR. On December 7, 1999, the Fund entered into an Administration Agreement (the "Agreement") with Investment Company Administration, L.L.C., 2020
E. Financial Way, Suite 100, Glendora, CA 91741 (the "Administrator"). Pursuant to the terms of this Agreement, the Administrator supervises the overall supervision of the Fund, including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund, and supervision of other organizations that provide services to the Fund. The Fund will pay the Administrator an annual rate of 0.10% on the first $200 million of the Fund's average daily net assets, and 0.05% on the next $300 million of the Fund's average daily net assets and 0.03% on average daily net assets above $500 million, subject to an annual minimum of $40,000.